EXHIBIT 31.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I,  James G. Flanigan,  certify that:

      1. I have reviewed this amended quarterly report on Form 10-Q/A of Flanigan's Enterprises, Inc. for the period ended April 2, 2005;

      2. Based on my knowledge, this amended quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by this amended quarterly report;

      3. Based on my knowledge, the consolidated financial statements, and other financial information included in this amended quarterly report, fairly present in all material respects of the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this amended quarterly report;

      4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a- 15(e) and 15(e)) for the registrant and internal control over financial reporting (as defined in Exchange Act Rules 13(a)-15(c) and 15 (d)-15(f)) for the registrant and have:

            a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under my supervision to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this amended quarterly report is being prepared;


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            b) designed  such  internal  control over  financial  reporting,  or caused such internal control over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

            c) evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this amended quarterly report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

            d) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

      5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial, to the registrant's auditors and the audit committee or registrant's board of directors ( or persons performing the equivalent function);

            a) all significant deficiencies in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

                                           /s/ James G. Flanigan
                                           -------------------------------------
                                           Name: James G. Flanigan
                                           Chief Executive Officer and President
                                           Date: June 2, 2005


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